UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 15, 2017 (December 12, 2017)

Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Industrial, L.P.:
Delaware	333-21873	36-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900

Chicago, Illinois 60606

(Address of principal executive offices, zip code)

(312) 344-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01: Entry into a Material Definitive Agreement.

On December 12, 2017, First Industrial Realty Trust, Inc. (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) entered into a Note and Guaranty Agreement, dated as of December 12, 2017 (the “Note and Guaranty Agreement”) to sell $150.0 million of 3.86% Series C Guaranteed Senior Notes due February 15, 2028 (the “2028 Notes”) and $150.0 million of 3.96% Series D Guaranteed Senior Notes due February 15, 2030 (the “2030 Notes” and together with the 2028 Notes, the “Notes”) issued by the Operating Partnership in a private placement. The Company is the sole general partner of the Operating Partnership. The issuance and sale of the Notes is scheduled to occur on or about February 15, 2018.

The Notes require semi-annual interest payments with principal due on February 15, 2028, with respect to the 2028 Notes, and February 15, 2030, with respect to the 2030 Notes. The Notes are unsecured obligations of the Operating Partnership and will be fully and unconditionally guaranteed by the Company.

Subject to the terms of the Note and Guaranty Agreement and the Notes, upon certain events of default, including, but not limited to, (i) a default in the payment of any principal, Make-Whole Amount, as discussed below, or interest under the Notes and (ii) a default in the payment of certain other indebtedness of the Operating Partnership or of the Company or of their subsidiaries, the principal and accrued and unpaid interest and the Make-Whole Amount on the outstanding Notes will become due and payable at the option of the holders.

The Operating Partnership will be permitted to prepay at any time all, or from time to time any part of, the outstanding Notes, in the amount not less than 5% of the aggregate principal amount of the Notes then outstanding at (i) 100% of the principal amount so prepaid, together with accrued interest, and (ii) the “Make-Whole Amount” as defined in the Note and Guaranty Agreement. In general, the Make-Whole Amount is equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the principal amount of the Notes being prepaid over the amount of such Notes’ prepayment.

The Note and Guaranty Agreement contains customary covenants that are substantially similar to the covenants in the Operating Partnership’s existing revolving credit facility and term loans. These covenants and restrictions require the Operating Partnership and the Company to comply with certain indebtedness and cash flow covenants and also limit the ability of the Operating Partnership and the Company to incur additional indebtedness, merge, consolidate or sell all or substantially all of its assets and enter into transactions with related parties. These covenants, which are described more fully in the Note and Guaranty Agreement, to which reference is made for a complete statement of the covenants, are subject to certain exceptions.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the U.S. absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws. Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy the Notes.

The foregoing description of the Notes and Note and Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to the Note and Guaranty Agreement, a copy of each of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 13, 2017, the Company issued a press release with respect to the execution of the Note and Guaranty Agreement. A copy of the press release is attached and incorporated by reference as Exhibit 99.1.

Item 2.03: Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 12, 2017, the Company entered into the Note and Guaranty Agreement, the terms and conditions of which are described in Item 1.01 of this Form 8-K, which by this reference is incorporated herein.

Item 8.01: Other Events.

On December 12, 2017, the Company and the Operating Partnership entered into that certain First Amendment (the “Amendment”) to that certain Note and Guaranty Agreement dated as of February 21, 2017 by and among the Operating Partnership, as issuer, the Company, as general partner, and the purchasers of the notes party thereto (the “Existing Note and Purchase Agreement”). The Amendment conforms certain obligations of the Operating Partnership, as issuer, and the Company, as general partner, under the Existing Note and Purchase Agreement with those obligations of each under the Note and Guaranty Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Note and Guaranty Agreement, dated as of December 12, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc. and the purchasers of the notes party thereto (including the forms of each of the 3.86% Series C Guaranteed Senior Notes due February 15, 2028 and 3.96% Series D Guaranteed Senior Notes due February 15, 2030)

10.2

First Amendment, dated as of December 12, 2017, to Note and Guaranty Agreement, dated as of February  21, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc. and the purchasers of the notes party thereto

99.1	First Industrial Realty Trust, Inc. Press Release dated December 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

	By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer General Counsel

FIRST INDUSTRIAL, L.P.

By: First Industrial Realty Trust, Inc., its general partner

	By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer General Counsel

Date: December 15, 2017